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                                                           EXHIBIT 10.21

Schedule of Named Executive Officers and Executive Officers who are Parties to a
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Termination Agreement
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

Charles A. Coltman, III             Vice Chairman
Charles P. Connolly                 Chief Risk Policy Officer
Rosemarie B. Greco                  President & Chief Operating Officer
Terrence A. Larsen                  Chairman & Chief Executive Officer
Carol A. Leisenring                 Executive Vice President
Robert N. Gilmore                   Chief Processing Services Officer
Albert W. Mandia                    Chief Financial Officer
Paul W. McGloin                     Executive Vice President & Chief Risk
                                    Officer